SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STRATUS FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

        1)     Title of each class of securities to which transaction applies:
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        2)     Aggregate number of securities to which transaction applies:
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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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        4)     Proposed maximum aggregate value of transaction:
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        5)     Total fee paid:
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 [ ]    Fee paid previously with preliminary materials.
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 [ ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
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        2)     Form, Schedule or Registration Statement No.:
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        3)     Filing Party:
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        4)     Date Filed:
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

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535






                                January ___, 2004




Dear Shareholder,


        The attached Proxy Statement solicits your vote as a shareholder of Stratus Fund, Inc., a Minnesota corporation (the "Fund") on several important proposals being recommended by the Board of Directors. The Board of Directors of the Fund is soliciting votes from shareholders of record as of January 20, 2004. If you are not currently a shareholder of the Fund but were a shareholder on January 20, 2004, you are still eligible to vote. A Special Meeting of the shareholders of the Fund has been scheduled for Thursday, February 26, 2004. At the Special Meeting, shareholders of the Fund will be asked to elect Directors of the Fund, to approve a new investment advisory agreement for each of the Fund's portfolios, to approve a new distribution plan for Retail Class A shares of the Fund's portfolios and to ratify the selection of Deloitte & Touche LLP as the independent accountants for the Fund for the fiscal year ending in 2004. While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the proxy card that accompanies the attached Proxy Statement. The attached Proxy Statement is designed to give you further information relating to the proposals on which you are being asked to vote. We encourage you to support the Board of Directors' recommendations on those proposals.


        Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal, please call (888) 239-5135 during normal business hours. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

                                             Sincerely,


                                             /s/ Jon Gross
                                             -----------------------------------
                                             President

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2004



TO THE SHAREHOLDERS OF STRATUS FUND, INC.:


        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), will be held on Thursday, February 26, 2004, at 1:00 p.m. local time, at the offices of the Fund located at 6811 South 27th Street, Lincoln, Nebraska 68501 (the "Special Meeting"). At the Special Meeting, shareholders of the Government Securities Portfolio and the Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") of the Fund will be asked to approve several proposals affecting the Fund. The Special Meeting is being called for the following purposes:


        1. To elect six (6) directors to serve until their successors are duly elected and qualified.

        2. To approve a new investment advisory agreement between the Fund, acting on behalf of each of the Portfolios, and the Fund's investment adviser, Union Investment Advisors, Inc. ("UIA").


        3. To approve a new distribution plan with respect to the Retail Class A shares of each Portfolio;

        4. To ratify the selection of Deloitte & Touche LLP as the independent accountants for the Fund for the fiscal year ending June 30, 2004; and


        5. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.


        Shareholders of record at the close of business on January 20, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

        SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE FUND. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                            By Order of the Board of Directors,

                                            TANYA LEBSOCK
                                            SECRETARY


Lincoln, Nebraska
January ___, 2004

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535


                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2004



                               GENERAL INFORMATION


        This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of record of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of shareholders to be held on February 26, 2004 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). The Special Meeting is scheduled to be held at 1:00 p.m. local time at the offices of the Fund located at 6811 South 27th Street, Lincoln, Nebraska 68501. At the Special Meeting, shareholders of the Fund's Government Securities Portfolio and Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") will be asked to approve several proposals affecting the Fund. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting in person.


                           PURPOSE OF SPECIAL MEETING


        The following table briefly summarizes each proposal to be presented at the Special Meeting and the Portfolio whose shareholders are to be solicited pursuant to this Proxy Statement with respect to such proposal:


    PROPOSAL                                                 AFFECTED PORTFOLIOS

1.  Election of Directors.                                      Both Portfolios

2.  Approval of a new Investment Advisory Agreement            Both Portfolios*
    between the Fund, on behalf of each of the Portfolios, and Union Investment Advisors, Inc.
    ("UIA").

3.  Approval of a new distribution plan for the Retail         Both Portfolios**
    Class A shares of each Portfolio.

4.  Ratification of selection of Deloitte & Touche LLP          Both Portfolios
    as independent accountants.


---------------------
*   With each Portfolio voting separately.
** With only Retail Class A shares of each Portfolio voting separately.



        The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Special Meeting will be paid by UIA. This Proxy Statement was first mailed to shareholders on or about January ___, 2004. THE MOST RECENT ANNUAL REPORT FOR THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 2003, [AND THE SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2002,] WHICH WERE PREVIOUSLY MAILED TO FUND SHAREHOLDERS, ARE ALSO AVAILABLE AT NO COST, UPON WRITTEN OR ORAL REQUEST BY CONTACTING THE FUND AT 6811 SOUTH 27TH STREET, LINCOLN, NEBRASKA 68501, OR BY CALLING (888) 239-5135.

        The Board of Directors has fixed the close of business on January 20, 2004 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. As of
that date, there were           outstanding shares of the Fund, and
outstanding shares of the Government Securities Portfolio and the Growth
Portfolio, respectively, and               and           outstanding Retail
Class A shares of the Government Securities Portfolio and Growth Portfolio, respectively. Each share is entitled to one vote on each applicable matter to come properly before the Special Meeting.


                         QUORUM AND VOTING REQUIREMENTS


        Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy, or, in the absence of such direction, such shares will be voted in favor of (i.e., "FOR") each proposal set forth above. A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 4 if ten percent (10%) of the outstanding shares of the Fund are present in person or by proxy at the Special Meeting. For Proposal 2, a quorum will exist if ten percent (10%) of the outstanding shares of the applicable Portfolio are present in person or by proxy at the Special Meeting. Finally, a quorum will exist for Proposal 3 if ten percent (10%) of the outstanding Retail Class A shares of the applicable Portfolio are present in person or by proxy at the Special Meeting.

        Assuming a quorum is present, the following constitute the vote necessary to approve each proposal:


        o PROPOSAL 1. The affirmative vote of a plurality of votes cast by the shareholders present and entitled to vote at the Special Meeting is necessary to elect directors of the Fund, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election of directors, the plurality requirement is not a factor.


        o PROPOSAL 2. Approval of a new investment advisory agreement requires, with each Portfolio voting separately, the lesser of:


                o the affirmative vote of 67% or more of the voting securities of such Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or

                o the affirmative vote of more than 50% of the outstanding voting securities of such Portfolio.

        o PROPOSAL 3. Approval of the new distribution plan for the Retail Class A shares of each Portfolio requires, with the Retail Class A shares of each Portfolio voting separately, the lesser of:

                o the affirmative vote of 67% or more of the voting securities of such class present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such class are present or represented by proxy; or


                o the affirmative vote of more than 50% of the outstanding voting securities of such class.


        o PROPOSAL 4. Ratification of the selection of Deloitte & Touche LLP as independent accountants for the Fund for the fiscal year ending June 30, 2004 requires the affirmative vote of a majority of the shares of the Fund present at the Special Meeting.

        Abstentions and broker non-votes will be counted as shares present at the Special Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will not count as votes cast, and will have no effect on the outcome of Proposal 1 but will have the effect of votes against Proposals 2, 3 and 4.

        If a quorum is not present by the time scheduled for the Special Meeting, or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned Special Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned Special Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

INTRODUCTION


        For election as directors at the Special Meeting, the Board has approved the nomination of Jon Gross, Thomas C. Smith, Stan Schrier, R. Paul Hoff, Edson
L. Bridges III and John Breslow. Messrs. Smith, Schrier, Hoff, Bridges and Breslow currently serve as directors of the Fund. Mr. Gross is a new nominee for election as a director. Michael Dunlap, who previously served as a director of the Fund, resigned from that position effective September 15, 2003.


        Under the terms of the Fund's Articles of Incorporation, the directors who are elected will serve until their successors are duly elected and qualified. Each of the nominees has agreed to serve as a director if elected. If any of the nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees as the directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), may recommend. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies "FOR" the election of the six (6) nominees.

INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

        The following schedule sets forth certain information concerning each of the nominees for director and the executive officers of the Fund. The business address of each nominee is 6811 S. 27th Street, Lincoln, Nebraska 68501.


        NOMINEES WHO ARE INTERESTED PERSONS

                                                                               NUMBER OF
                       POSITION HELD   DIRECTOR      PRINCIPAL OCCUPATION      PORTFOLIOS       OTHER
    NAME AND AGE       WITH THE FUND     SINCE      DURING LAST FIVE YEARS      OVERSEEN    DIRECTORSHIPS
    ------------       -------------     -----      ----------------------      --------    -------------
Jon Gross (34)*        President and      ---     Vice President and              Two       None
                       Chief                      Investment Officer, Union
                       Executive                  Bank and Trust Company;
                       Officer                    Chief Executive Officer,
                                                  Adminsystems, Inc.;
                                                  President, Union
                                                  Investment Advisors,
                                                  Inc.; Vice President and
                                                  Managing Director, UFS
                                                  Securities, LLC



-----------------
* Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and an officer and managing director of the principal underwriter of, the Fund.


        NOMINEES WHO ARE NOT INTERESTED PERSONS

                                                                               NUMBER OF
                       POSITION HELD   DIRECTOR      PRINCIPAL OCCUPATION      PORTFOLIOS       OTHER
    NAME AND AGE       WITH THE FUND     SINCE      DURING LAST FIVE YEARS      OVERSEEN    DIRECTORSHIPS
    ------------       -------------     -----      ----------------------      --------    -------------
Thomas C. Smith (58)   Director          1993     Chairman and Chief              Two           None
                                                  Executive Officer, SMITH
                                                  HAYES Financial Services
                                                  Corporation Lincoln,
                                                  Nebraska; Chairman and
                                                  Director, Midwest First
                                                  Financial, Lincoln,
                                                  Nebraska (real estate
                                                  loan company).

Stan Schrier (68)      Director        1993       Retired                         Two       None

R. Paul Hoff (68)      Director        1993       Retired                         Two       None

Edson L. Bridges III   Director        1993       Vice President, Bridges         Two       Bridges
(45)                                              Investment Counsel, Inc.,                 Investment
                                                  (registered investment                    Fund
                                                  adviser)
John Breslow (54)      Director        2000       Chairman of the Board and       Two       None
                                                  Owner, Linweld, Inc.
                                                  (industrial gases)


        EXECUTIVE OFFICERS

                                                                               NUMBER OF
                       POSITION HELD    OFFICER      PRINCIPAL OCCUPATION      PORTFOLIOS       OTHER
    NAME AND AGE       WITH THE FUND     SINCE      DURING LAST FIVE YEARS      OVERSEEN    DIRECTORSHIPS
    ------------       -------------     -----      ----------------------      --------    -------------
Jeffrey Jewell (31)    Vice              2003     Trust Operations Officer,       Two           None
                       President and              Union Bank and Trust
                       Chief                      Company; Vice President,
                       Financial                  Adminisystems, Inc.
                       Officer
Tanya Lebsock (34)     Secretary and     2003     Trust Compliance Officer,       Two           None
                       Compliance                 Union Bank and Trust
                       Officer                    Company

        During the fiscal year ended June 30, 2003, the Fund's Board of Directors met four (4) times. During such fiscal year, all of the Fund's directors other than Thomas Smith attended at least 75% of the aggregate of the number of meetings of the Board of Directors.

DIRECTOR OWNERSHIP OF FUND SHARES


        The dollar range of equity securities beneficially owned by each nominee in each Portfolio of the Fund as of December 31, 2003, are as follows:


Name of Director Nominee           Portfolio         Dollar Range of Shares Held
------------------------           ---------         ---------------------------

       Jon Gross                Growth Portfolio          Less than $10,000
                             Government Securities        Less than $10,000
                                   Portfolio

    Thomas C. Smith                   None                       None

      Stan Schrier              Growth Portfolio          $10,000 to $50,000

      R. Paul Hoff           Government Securities        $10,000 to $50,000
                                   Portfolio

                                Growth Portfolio            Over $100,000

    Edson L. Bridges                  None                       None

      John Breslow              Growth Portfolio          $10,000 to $50,000


DIRECTOR'S COMPENSATION


        The following table represents the compensation amounts received for services as a director of the Fund for the fiscal year ended June 30, 2003.


                                           Pension or          Estimated
                        Aggregate     Retirement Benefits       Annual         Total Compensation
  Name of Person,      Compensation    Accrued as Part of    Benefits Upon   From the Fund Paid to
      Position          from Fund        Fund Expenses        Retirement           Directors
      --------          ---------        -------------        ----------           ---------
Jon Gross,                $0                $0                    $0                $0
President, Chief
Executive Officer
and Director

Thomas C. Smith,          $0                $0                    $0                $0
Director

Stan Schrier,             $4,000            $0                    $0                $4,000
Director

R. Paul Hoff,             $4,000            $0                    $0                $4,000
Director

Edson L. Bridges          $4,000            $0                    $0                $4,000
III, Director

John Breslow,             $4,000            $0                    $0                $4,000
Director

EXPANSION OF THE BOARD

        At a meeting of the Fund's Board of Directors held on March 21, 2000, the Board voted to increase the number of directors of the Fund from five (5) to six (6) in order to increase the number of independent directors on the Board. At that meeting, the Directors elected John Breslow, an independent director, to fill the vacancy created when the number of directors was increased. Upon Mr. Breslow's election, the Fund's Board consisted of two interested directors and four independent directors.

        Section 3.02 of the Fund's By-Laws provides:

        Section 3.02. Vacancies. In case of any vacancy in the Board of Directors through death, resignation or other cause, a majority of the remaining directors, although such majority is less than a quorum, by an affirmative vote, may, subject to any limitations contained in the Articles of Incorporation, or the Investment Company Act of 1940, elect a successor to hold office until the next annual meeting of the stockholders of the corporation or until his successor is duly elected and qualified.

        On July 31, 2003, as a result of a routine examination, the Staff of the Securities and Exchange Commission's Office of Compliance, Inspections and Examinations (the "Staff") inquired as to whether Mr. Breslow was properly elected to the Board of Directors since the Fund's shareholders had not elected Mr. Breslow to fill the vacancy pursuant to Section 3.03 of the By-Laws.

        Section 3.03 of the Fund's By-Laws provides:

        Section 3.03. Increase or Decrease in Number of Directors. Subject to any limitations contained in the Articles of Incorporation, the Board of Directors, by the vote of a majority the entire Board, may increase the number of directors, and any vacancies so created shall be filled by the stockholders at the next meeting of shareholders called for that purpose. . . .

        In response to the Staff's inquiry, the Fund's management and Board of Directors reviewed the By-Law provisions described above and consulted with the Fund's legal counsel regarding Minnesota law and the applicable provisions of the 1940 Act. The Board determined that a reasonable interpretation of Section
3.02 of the By-Laws allowed the Board to elect a director to fill any vacancy on the Board and that in such a case the newly-elected director could hold office until the next meeting of shareholders of the Fund. The Board also determined that under the terms of Section 3.03 of the By-Laws, such vacancy must be filled by a shareholder vote at the next meeting of shareholders called for purposes of electing directors.


        Neither Minnesota Law, nor the 1940 Act require the Fund to hold annual shareholder meetings and the Fund does not hold annual shareholder meetings in an effort to achieve cost savings through the elimination of printing costs, mailing charges and other expenses involved in such annual meetings. No annual meeting of shareholders of the Fund has been held since Mr. Breslow's election to the Board. Based on a review of the By-Laws, the Board determined that it was reasonable to interpret Section 3.02 to allow the Board to elect Mr. Breslow as an independent director. The Board also determined that the By-Law provisions regarding the election of directors to fill vacancies on the Board are ambiguous. As a result, the Board unanimously voted to call the Special Meeting and to nominate the individuals set forth above for election to the Board by the Fund's shareholders.


AUDIT COMMITTEE

        The Fund has an audit committee that is responsible for the appointment and oversight of the Fund's independent auditors, overseeing the accounting and financial reporting process of the Fund and audits of the financial statements of the Fund, and pre-approving permissible non-audit services that are provided to the Fund by its independent auditors. The audit committee is comprised of Messrs. Hoff, Bridges and Breslow who are all independent directors, and was formed in March 2003. The audit committee did not meet during the fiscal year ended June 30, 2003.


NOMINATION OF DIRECTORS

        The Board of Directors is generally responsible for the nomination of persons for election to the Board. However, those members of the Board of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 are responsible for the nomination of other persons who are not "interested persons" of the Fund for election to the Board of Directors. The Board of Directors has not established a separate nominating committee. The Board of Directors does not believe that it is necessary to have such a separate committee because of the small size of the Board of Directors and because the majority of the members of the Board of Directors are not "interested persons" of the Fund.

        The Board of Directors will consider director candidates that are recommended by shareholders of the Fund. Such recommendations should be submitted to the Secretary of the Fund, who will forward the recommendation to the Board of Directors for consideration.

        When evaluating a person for nomination for election to the Board, the qualifications and skills considered by the Board of Directors will include:

        o whether or not the person will qualify as a director who is not an "interested person" of the Fund, and whether the person is qualified under applicable laws and regulations to serve as a director of the Fund;

        o whether or not the person is willing to serve as a director, and willing to commit the time necessary for the performance of the duties of a director;

        o the contribution that the person can make to the Board of Directors, with consideration being given to the person's business experience, education and such other factors as the Board of Directors may consider relevant;

        o       the character and integrity of the person; and

        o the personality traits of the person, including independence, leadership and the ability to work effectively with the other members of the Board of Directors.

The Board of Directors will request and consider such information as it deems necessary in the evaluation of persons for nomination for election to the Board of Directors.

SHAREHOLDER COMMUNICATIONS

        Shareholders of the Fund may send communications to the Board of Directors. Any shareholder wishing to communicate with the Board of Directors or with an individual member of the Board of Directors should send the communication to the Secretary of the Fund at 6811 South 27th Street, Lincoln, Nebraska 68501-2535 or call 402-323-1700. All shareholder communications received by the Secretary shall be forwarded promptly to the individual director of the Fund to which it is addressed, or to the full Board of Directors if the communication is so addressed. The Fund has not adopted a policy that requires members of the Board of Directors attend annual meetings of shareholders.


           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                        RECOMMENDS THAT THE SHAREHOLDERS
                 OF THE FUND VOTE "FOR" ELECTION OF THE NOMINEES

                                 PROPOSAL NO. 2
                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

        The investment advisory agreements between the Fund, on behalf of each Portfolio, and UIA inadvertently were not properly renewed at the annual Board of Directors meeting held on July 20, 2001. Consequently, shareholders of each Portfolio are being asked to approve a new investment advisory agreement (the "New Advisory Agreement"). The proposed New Advisory Agreement is essentially identical to the investment advisory agreements the board of directors inadvertently failed to renew. A form of New Advisory Agreement is attached as Exhibit A to this Proxy Statement.

EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS

        LEGAL BACKGROUND

        Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its independent directors) and (ii) the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid investment advisory agreement and must arrange for a new agreement to be adopted by the fund's board of directors and shareholders.

        SEQUENCE OF EVENTS

        On July 20, 2001, the Fund's Board of Directors held its annual board meeting. Among the items on the agenda was the annual renewal of the Fund's investment advisory agreements with UIA with respect to each Portfolio. At the meeting, the members of the Board of Directors in attendance unanimously approved renewal of the existing investment advisory agreements. However, a majority of the Fund's independent directors were not present in person at the meeting and did not vote to renew the investment advisory agreements. Consequently, the investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and terminated.

APPROVAL OF NEW ADVISORY AGREEMENT


        In connection with a routine examination, the Staff noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors (including Mr. Breslow). After reviewing this matter with Fund management and legal counsel, the Board concluded that the investment advisory agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios. As a result, the Board determined that UIA should not be paid fees under the terminated agreements for services rendered after August 31, 2003. Any advisory fees payable to UIA for services rendered after August 31, 2003 have been retained by the Fund pending resolution of this matter. The Board will consult with legal counsel to determine the appropriate actions to be taken in respect of any advisory fees payable to UIA for services rendered after August 31, 2003 and in respect of advisory fees paid during the period from July 20, 2001 through August 31, 2003.

        UIA requested that the Fund's Board consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001. At a meeting of the Board of Directors on September 15, 2003, the Board approved the New Advisory Agreement and recommended that it be submitted to the Fund's shareholders for approval.


ORIGINAL ADVISORY AGREEMENTS

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). The Original Advisory Agreement for the Growth Portfolio provided for the payment of an advisory fee equal to 0.50% per annum of the Growth Portfolio's average daily net assets. The Growth Portfolio shareholders approved an increase in the amount of that fee to 0.75% per annum of daily average net assets at a meeting of shareholders held on December 16, 1997. On May 1, 2001, the Original Advisory Agreements were assigned to UIA and UIA has acted as investment adviser to the Portfolios continuously since that date. Pursuant to the Original Advisory Agreements, the Government Securities Portfolio and the Growth Portfolio paid UIA a monthly advisory fee equal on an annual basis equal to 0.50% and 0.75%, respectively, of their average daily net assets.

        The Board was unaware that its attempt to renew the Original Advisory Agreements on July 20, 2001 was ineffectual. Additionally, when the Board approved the continuation of the Original Advisory Agreements on July 30, 2002 and July 29, 2003, the Board believed that the Original Advisory Agreements remained in effect. In each instance, the Board's intent was to continue the Original Advisory Agreements with UIA uninterrupted for the next year, and but for the Board's inadvertence, the agreements would have been continued. Despite the termination of the Original Advisory Agreements, UIA has continued to provide the Portfolios with the services called for under those agreements.

        For the fiscal year ended June 30, 2003, the investment advisory fees paid to UIA by the Government Securities Portfolio and the Growth Portfolio were $342,138 and $276,489, respectively.

        UFS Securities, LLC, serves as the principal underwriter of the Fund, which makes it an affiliated person of the Fund for purposes of the 1940 Act. Pursuant to procedures adopted by the Board of Directors in accordance with
Section 17(e) of the 1940 Act and its implementing rules, UIA sometimes effects portfolio transactions for the Fund through UFS Securities, LLC. The Fund paid $30,170 in commissions to UFS Securities, LLC in connection with portfolio transactions executed on behalf of the Portfolios for the fiscal year ended June 30, 2003. The commissions paid to UFS Securities, LLC represented 15.44% of the aggregate brokerage commissions paid during that fiscal year.

        UIA is controlled by and is a subsidiary of Farmers & Merchants Investments, Inc., a Nebraska bank holding company located at 6801 S. 27 St., Lincoln, Nebraska 68512. Farmers & Merchants Investments, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member. The name, address and principal occupation of the principal executive officer and each director of UIA is set forth in the table below:

    Name and Address          Position                  Principal Occupation
    ----------------          --------                  --------------------
Jon Gross                 President, Chief        President, Union Investment
6811 S. 27th St.        Executive Officer and     Advisors, Inc.; President,
Lincoln, NE  68512            Director            Stratus Fund, Inc.; Vice
                                                  President and Investment
                                                  Officer, Union Bank and Trust
                                                  Company; Chief Executive
                                                  Officer; Adminisystems, Inc.;
                                                  Vice President and Managing
                                                  Director, UFS Securities, LLC

William Eastwood              Chairman            Senior Vice President & Chief
6811 S. 27th St.                                  Investment Officer, Union Bank
Lincoln, NE  68512                                and Trust Company

Mark Portz               Vice President and       Vice President and Investment
6811 S. 27th St.              Director            Officer, Union Bank and Trust
Lincoln, NE  68512                                Company; President, UFS
                                                  Securities, LLC


PROPOSED NEW ADVISORY AGREEMENT

        The terms of the New Advisory Agreement approved by the Board on September 15, 2003, and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreements, except that a single agreement is proposed for both Portfolios. UIA will continue to serve as investment adviser to each Portfolio, and will retain ultimate responsibility for the management of the Portfolios, including investment oversight and supervision. These investment management services will be identical to the services provided under the Original Advisory Agreements and the services provided since July 20, 2001.

        Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, UIA is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. UIA is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets.

        Under the New Advisory Agreement, UIA is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

             PORTFOLIO                            INVESTMENT ADVISORY FEE
Government Securities Portfolio                              0.50%

Growth Portfolio                                             0.75%

These advisory fees are identical to those under the Original Advisory
Agreements.

        Finally, the New Advisory Agreement will run for an initial term of two years and annually thereafter, so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by UIA. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

BOARD DELIBERATIONS

        In approving an investment advisory agreement, the Board of Directors is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of that agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arms-length bargaining.

        At the September 15, 2003 Board Meeting, the Directors considered the similarity of the New Advisory Agreement to the Original Advisory Agreements and the fact that the Board had intended to continue the Original Advisory Agreements in July 2001, 2002 and 2003. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and information provided by UIA with respect to each Portfolio, including information relating to the following factors:

        o The extent and quality of investment advisory services each Portfolio will receive for the advisory fee payable under the agreement;


        o The fees charged by other investment advisers providing comparable services to similar investment companies;

        o The extent to which UIA receives benefits such as research services as a result of the brokerage generated by the Fund;


        o The conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; and

        o       The historical relationship between each Portfolio and UIA.

        The Board noted that the fees under the New Advisory Agreement are unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisers with respect to similar funds. The Board also determined that the fees are fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering all of these factors, the Directors, including a majority of the Independent Directors, unanimously approved the New Advisory Agreement.

                 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
              UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH
          PORTFOLIO VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

                                 PROPOSAL NO. 3

                       TO APPROVE A DISTRIBUTION PLAN FOR
               RETAIL CLASS A SERIES OF SHARES OF BOTH PORTFOLIOS


INTRODUCTION

        Shareholders of Retail Class A Series of shares of each Portfolio are being asked to approve a distribution plan for their class of shares pursuant to Rule 12b-1 under the 1940 Act (the "New Distribution Plan"). The proposed New Distribution Plan is essentially identical to the plan that the Board inadvertently failed to properly renew at the July 20, 2001 annual Board Meeting. A form of the proposed New Distribution Plan is attached as Exhibit B to this Proxy Statement.

        On October 23, 1997, the Board of Directors adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail Class A Series of shares of each Portfolio of the Fund (the "Original Distribution Plan"). Rule 12b-1 permits the Fund to use a portion of its assets to pay distribution fees for the sale and distribution of shares only pursuant to a written plan. Under the Original Distribution Plan, each Portfolio pays a distribution fee for the sale and distribution of its Retail Class A Series of shares at an annual rate of up to 0.50% of the value of the average daily net assets of the Retail Class A Series of shares of such Portfolio. From May 12, 1991 to October 31, 2002, SMITH HAYES Financial Services Corp. ("SMITH HAYES") acted as distributor for the Fund. From October 31, 2002, through the date of this Proxy Statement, UFS Securities, LLC ("UFS Securities") has acted as the Fund's distributor.


        Because a majority of the Independent Directors were not present at the July 20, 2001 annual Board Meeting, the Original Distribution Plan, like the Original Advisory Agreements, was not validly renewed at that meeting. Despite the expiration of the Original Distribution Plan, SMITH HAYES, for the period July 20, 2001 to October 31, 2002, and UFS Securities (collectively, the "Distributors") for the period October 31, 2002 through the date of this Proxy Statement, have continued to provide the Portfolios with the services called for under the Original Distribution Plan. Any fees payable under the Original Distribution Plan for services rendered after August 31, 2003 have been retained by the Fund pending resolution of this matter. The Board will consult with legal counsel to determine the appropriate actions to be taken in respect of fees payable under the original Distribution Plan for services rendered after August 31, 2003 and in respect of fees paid for services rendered during the period from July 20, 2001 through August 31, 2003.


        The Board, including a majority of the Independent Directors, unanimously approved the New Distribution Plan on September 15, 2003, subject to the approval of the holders of the Retail Class A Series of shares of each Portfolio. The terms of the New Distribution Plan will be essentially identical to the Original Distribution Plan.

        Under the Original Distribution Plan, each Portfolio was authorized from the assets of its Retail Class A Series of shares to pay the Distributors a total fee in connection with distribution-related services at the annual rate of up to 0.50% of the value of the average daily net assets of such class. The fee paid by each Portfolio during the fiscal year ended June 30, 2003 was as follows:

            PORTFOLIO                            CLASS A RETAIL SERIES OF SHARES

   Government Securities Portfolio                             0.30%

           Growth Portfolio                                    0.30%


        In addition, for the period from October 31, 2002, through June 30, 2003, the portfolios paid the following amounts to UFS Securities pursuant to the Distribution Plan:

           PORTFOLIO                             CLASS A RETAIL SERIES OF SHARES

Government Securities Portfolio                               $397

Growth Portfolio                                            $1,101


THE PROPOSED NEW DISTRIBUTION PLAN

        The terms of the New Distribution Plan approved by the Board pursuant to Rule 12b-1 on September 15, 2003 and proposed for shareholder approval are identical to the Original Distribution Plan. Under the New Distribution Plan, each Portfolio will pay the Fund's current distributor, UFS Securities, a fee for distributing Retail Class A Series of shares of the Portfolio a total fee at the annual rate of up to 0.50% of the value of the average daily net assets of such class of shares. The distribution fees may be used by UFS Securities for initial and ongoing sales compensation to its investment executives and other broker-dealers in respect of sales of Retail Class A Series of shares of each Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A Series of shares. Such advertising and promotional expenses include, but are not limited to, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors, preparation and distribution of sales literature, advertising, overhead and other expenses of UFS Securities related to the distribution of Retail Class A Series of shares.

        The New Distribution Plan will continue in effect from year to year if specifically approved by a majority of each Portfolio's Retail Class A Series of shares or by the Board of Directors and by the vote of a majority of the Independent Directors. While the New Distribution Plan remains in effect, the Fund will prepare and furnish to the Board of Directors a written report setting forth the amounts spent by each Portfolio under the plan and the purposes for which such expenditures were made. The New Distribution Plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the New Distribution Plan must be approved by the vote of the Board of Directors and by at least a majority of the Independent Directors cast in person at a meeting called specifically for that purpose.

BOARD DELIBERATIONS

        In approving the New Distribution Plan and in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Directors, including the Independent Directors, considered various factors, including:

        o Whether the Original Distribution Plan has resulted, and the New Distribution Plan will result, in a benefit to the Fund's shareholders by resolving or alleviating existing problems or circumstances relating to distribution of shares of the Portfolios;

        o       The merits of alternative distribution methods;

        o The inter-relationship between the New Distribution Plan and the activities of other persons financing the distribution of Fund shares;

        o The extent to which third parties may benefit from the New Distribution Plan and how those benefits compared to the benefits experienced by the Fund from the New Distribution Plan;

        o The effect of the New Distribution Plan on existing shareholders; and

        o       The intended use of fees to be paid under the New Distribution
                Plan.

        Based on these and other factors, the Board, including the Independent Directors, unanimously determined that there is a reasonable likelihood that the New Distribution Plan will benefit the Fund's shareholders and determined to submit it to the shareholders for approval.

                 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
               UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                     APPROVAL OF THE NEW DISTRIBUTION PLAN.

                                 PROPOSAL NO. 4

                          RATIFICATION OF SELECTION OF
                              DELOITTE & TOUCHE LLP
                           AS INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Deloitte & Touche LLP as independent accountants for the Fund for its fiscal year ended June 30, 2004. As the Fund's independent accountants, Deloitte & Touche LLP will examine and verify the accounts and securities of the Fund and report on them to the Fund's Audit Committee and Board of Directors, and to the Fund's shareholders.

        Deloitte & Touche was selected as the independent accountants for the Fund on the basis of its experience as auditors of investment companies, its independence from the Fund and its affiliated persons, the quality of the audit services and the competitiveness of the fees charged for those services.


        Representatives of Deloitte & Touche are expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from shareholders. The Audit Committee of the Fund has considered whether the provision of the services below are compatible with maintaining Deloitte & Touche's independence.


        For the fiscal year ended June 30, 2003, Deloitte & Touche billed the Fund aggregate fees for professional services as follows:

                       FINANCIAL INFORMATION SYSTEMS DESIGN &
      AUDIT FEES                IMPLEMENTATION FEES*             ALL OTHER FEES*
      ----------                --------------------             ---------------

        $18,700                            $0                          $3,080

----------------
* Such fees include amounts paid by the Fund, its investment adviser and any entity controlling, controlled by, or under common control with the Fund's investment adviser that provides services to the Fund.

                THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
              RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
                           ACCOUNTANTS FOR THE FUND.

                               GENERAL INFORMATION

EXECUTIVE OFFICERS OF THE FUND

        The executive officers of the Fund and their principal occupations are set forth above under the caption "Proposal No. 1 - Election of Directors." The term of office of each of such officers is one year and until his or her successor shall have been elected and qualified.

THE ADVISER

        Union Investment Advisors, Inc., 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the investment adviser to the Portfolios.

DISTRIBUTOR

        UFS Securities, LLC, 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the Fund's distributor.

ADMINISTRATOR

        Adminisystems, Inc. (formerly known as Lancaster Administrative Services, Inc.), 6801 S. 27th Street, Lincoln, Nebraska 68512 acts as the administrator for the Fund.

BENEFICIAL OWNERS


        The following table provides the name and address of any person (excluding Directors and officers) who owned beneficially 5% or more of the outstanding shares of each Portfolio as of January 20, 2004.


  PORTFOLIO               NAME & ADDRESS               SHARES        % OWNERSHIP
  ---------               --------------               ------        -----------

Growth Portfolio          Crete Carrier Corp.
                          P.O. Box 81228
                          Lincoln, NE  68501

                          Union Bank & Trust
                          401(K) Plan
                          6811 S. 27th St.
                          Lincoln, NE  68512

                          Linweld, Inc.
                          2900 S. 70th St. Suite 400
                          Lincoln, NE  68506

Government Securities     Crete Carrier Corp.
Portfolio                 P.O. Box 81228
                          Lincoln, NE  68501

        The following table also provides information as of December 31, 2003, regarding the beneficial ownership of outstanding shares of the respective Portfolios, as applicable, by (i) each Director and nominee for Director of the Fund, (ii) each executive officer of the Fund and (iii) all Directors and executive officers as a group.


                         GOVERNMENT SECURITIES PORTFOLIO

                NAME OF                    SHARES OWNED             PERCENT
       DIRECTOR/NOMINEE/OFFICER            BENEFICIALLY           OF PORTFOLIO
       ------------------------            ------------           ------------
R. Paul Hoff                                   4,462.99                 *
Jon Gross                                          3.25                 *
Tanya Lebsock                                    382.86                 *
All directors and executive officers           4,849.10                 *
as a group

-----------------------
*Less than 1%

                                GROWTH PORTFOLIO

                NAME OF                   SHARES OWNED               PERCENT
       DIRECTOR/NOMINEE/OFFICER           BENEFICIALLY             OF PORTFOLIO
       ------------------------           ------------             ------------
Stan Schrier                                 20,570.58                  *
R. Paul Hoff                                  8,804.42                  *
John Breslow                                 1,803.23                   *
Jon Gross                                       653.32                  *
Jeff Jewell                                     750.84                  *
Tanya Lebsock                                   313.54
All directors and executive officers         32,895.93                  *
as a group

--------------------
*Less than 1%.

SHAREHOLDER PROPOSALS

        Under its Articles of Incorporation and under Minnesota law, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action or suggestions as to nominees for the Board of Directors at the next meeting of shareholders of the Fund, should submit their proposal or suggestions to the Secretary of the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting. The Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors, shareholders also retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

                                  OTHER MATTERS


        The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.


                             SOLICITATION OF PROXIES

        The accompanying form of proxy is being solicited on behalf of the Board. The expense of solicitation of proxies for the Meeting will be paid by UIA. In addition to the mailing of the proxy material, such solicitation may be made in person or by written communication, telephone or telegraph by directors, officers or employees of the Fund.

              ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION

        The Fund will provide, without charge, to each person solicited by this Proxy Statement, on the oral or written request of any such person, a copy of the Fund's most recent Annual Report and most recent Semi-Annual Report as filed with the Securities and Exchange Commission. Oral requests may be made by contacting the Fund at (888) 239-5135. Written requests should be sent to the address of the Fund appearing on the first page of this Proxy Statement.

                                           By Order of the Board of Directors,
                                           TANYA LEBSOCK
                                           Secretary


Lincoln, Nebraska
January ___, 2004

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


        THIS AGREEMENT (the "Agreement"), made as of the 15th day of September, 2003, by and between STRATUS FUND, INC., a Minnesota corporation (the "Fund") and Union Investment Advisors, Inc., a Nebraska corporation (the "Investment Adviser"):

        WITNESSETH:

        WHEREAS, the Fund is engaged in business as a management investment company and has registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Fund desires to appoint the Investment Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

        WHEREAS, the Investment Adviser desires to be appointed to perform services on said terms and conditions;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained the Fund and the Investment Adviser agree as follows:

        1. APPOINTMENT AND DUTIES OF INVESTMENT ADVISER

        The Fund hereby appoints the Investment Adviser to act as investment adviser to the Government Securities Portfolio and the Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") of the Fund and, subject to the supervision of the Board of Directors of the Fund, to supervise the investment activities of the Portfolio as hereinafter set forth; to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Portfolios in a manner consistent with the investment objective and policies of the Portfolios as set forth in the most current registration statement of the Fund; to determine the securities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Portfolios, as it shall deem necessary or appropriate; and to furnish to or place at the disposal of the Fund such information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund may, from time to time, reasonably request.

        It is agreed that the Investment Adviser may enter into subinvestment advisory agreements with one or more persons registered under the Investment Advisers Act of 1940 to assist the Investment Adviser, at its expense, in performing its duties and responsibilities hereunder, including, but not limited to, the placing of purchase and sell orders on behalf of the Portfolios.

        2. EXPENSES OF INVESTMENT ADVISER

        The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may deem appropriate. The Investment Adviser shall maintain records as may be required under the Act and the Investment Advisers Act of 1940 and such records shall be made available to the Fund upon request.

        3. EXPENSES AND DUTIES OF FUND

        Unless otherwise expressly agreed to by the Investment Adviser, the Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: (a) the costs of shareholder reports; (b) any fees pursuant to any investment advisory agreement and any management agreement with the Fund; (c) fees pursuant to any plan of distribution that the Fund may adopt; (d) the charges and expenses of any registrar, custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, as well as any stock transfer or dividend agent appointed by the Fund; (e) brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party;
(f) all taxes and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; (g) the cost and expense of engraving or printing of certificates representing shares of the Fund; (h) all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees) and the expense of printing and distributing prospectuses and supplements; (i) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; (j) the fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Adviser; (k) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; (l) charges and expenses of any outside service used for pricing of the Funds shares; (m) ordinary charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser, and of independent accountants, in connection with any matter relating to the Fund; (n) membership dues of industry associations; (o) interest payable on Fund borrowings; (p) postage; (q) insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; (r) extraordinary legal, accounting, and other expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and (s) all other costs of the Fund's operation.

        The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations.

        4. FEES OF INVESTMENT ADVISER

        For the services to be rendered, the facilities furnished, and the obligations assumed by the Investment Adviser, the Fund, shall pay to the Investment Adviser, commencing with the effective date of the Agreement, a monthly investment advisory fee, computed separately for each Portfolio, at the annual rate set forth on Exhibit I attached hereto and incorporated by reference herein. The compensation for the period from the effective date hereof to the next succeeding last day of the month shall be prorated according to the proportion which such period bears to the full month ending on such date and provided further that, upon any termination of this Agreement before the end of the month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination, shall be prorated according to the proportion which such period bears to a full month, and shall be payable upon the date of termination. For the purpose of the Investment Adviser's compensation, the value of the Portfolio's net assets shall be computed in the manner specified in its Bylaws in connection with the determination of the net asset value of shares. Payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after the last day of such month.

        5. BEST EFFORTS

        The Investment Adviser will use its best efforts in the supervision and management of the investment advisory activities of the Portfolio but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or fact, for any act or omission by the Investment Adviser or for any losses sustained by the Fund or investors.

        6. INDEPENDENT CONTRACTOR

        The Investment Adviser shall, for all purposes herein, be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided.

        Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm, corporation or other entity and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Director, Officer or employee of the Investment Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

        7. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

        This Agreement shall become effective, if approved by the shareholders of the Fund, as of the date set forth above. If so approved, this Agreement shall thereafter continue in force and effect until October 1, 2005, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

               (a) (i) by the affirmative vote of a majority of the Board of Directors of the Fund or (ii) by the vote of a majority of the outstanding voting securities of the Fund; and

               (b) by the affirmative vote of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of a party to this Agreement as required under the 1940 Act, by votes cast in person at a meeting specifically called for such purpose.

        This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund, or by a vote of a majority of the outstanding voting securities of the Portfolio within the meaning of the 1940 Act, in either case upon not less than sixty (60) days' written notice to Investment Adviser, and it may be terminated by Investment Adviser upon sixty
(60) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment, within the meaning of the 1940 Act, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

        8. AMENDMENT OF AGREEMENT

        This Agreement may be amended from time to time by agreement of the parties provided that such amendment shall be approved both by the vote of a majority of Directors of the Fund, including a majority of Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Fund if required by the 1940 Act.

        This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, if shareholder approval of the amendment is not required under the 1940 Act or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

        9. INTERESTED PERSONS

        It is understood that Directors, Officers, agents and shareholders of the Fund are or may be interested in the Investment Adviser (or any successor thereof) as Directors, Officers, agents, shareholders, or otherwise; that Directors, Officers, agents and shareholders of the Investment Adviser are or may be interested in the Fund as Directors, Officers, agents, shareholders or otherwise; that the Investment Adviser (or any such successor) is or may be interested in the Fund as shareholder or otherwise.

        10. DEFINITIONS

        For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person," and "interested person" shall have the respective meanings specified in the 1940 Act; provided, however, that wherever in this Agreement it is provided that this Agreement may be amended or terminated by or with the consent of shareholders, such action shall only be effective with respect to those Portfolios of the Fund the shareholders of which have taken the requisite action.

        11. APPLICABLE LAW

        This Agreement shall be construed in accordance with the laws of the State of Nebraska and the applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended.

        IN WITNESS WHEREOF, the parties hereto have executed, accepted and delivered this Agreement on the day and year first above written in Lincoln, Nebraska.


                                          STRATUS FUND, INC.



                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                          UNION INVESTMENT ADVISORS, INC.



                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT I

        Portfolio                                   Investment Advisory Fee
        ---------                                   -----------------------

Growth Portfolio                                                0.75%

Government Securities Portfolio                                 0.50%

                                                                       EXHIBIT B


                               STRATUS FUND, INC.
                              DISTRIBUTION PLAN FOR
                         RETAIL CLASS A SERIES OF SHARES


        WHEREAS, Stratus Fund, Inc., a Minnesota corporation (the "Fund") is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Fund is authorized to issue separate classes of shares of its capital stock (referred to individually as a "Portfolio," and collectively as the "Portfolios") and is further authorized to divide the shares of any Portfolio into separate categories or series of shares referred to herein as classes of shares; and

        WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Fund and the prospective registered owners (the "Shareholders") of the Retail Class A shares of each Portfolio of the Fund.

        NOW, THEREFORE, the Board of Directors of the Fund hereby adopts this Distribution Plan pursuant to Rule l2b-1 under the 1940 Act.

        1. Adoption of Plan. The Fund has adopted this Distribution Plan (the "Plan") to enable the Fund to directly or indirectly bear expenses relating to the distribution of Retail Class A shares of the Portfolios, of which the Fund is the issuer.

        2. Rule l2b-l Fee. Each Portfolio is authorized, from the assets of its Retail Class A Shares, to pay the principal underwriter of the Portfolio's shares (the "Distributor") a total fee in connection with distribution-related services provided in respect of the Retail Class A shares, calculated and payable monthly, at the annual rate of up to 0.50% of the value of the average daily net assets of such class (the "Distribution Fee").

        3. Use of Fees

                (a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Retail Class A shares of the applicable Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of such Retail Class A shares; and payments to, and expenses of officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such shares, including travel, entertainment and telephone expenses.

                (b) Payments under the Plan are not tied exclusively to the expenses for distribution-related activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

                (c) The Fund's investment adviser, administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover costs of additional distribution activities.

        4. Effectiveness. This Plan shall not take effect with respect to a Portfolio until it has been approved (a) by a vote of at least a majority of the outstanding Retail Class A shares of such Portfolio; and (b) together with any related agreements, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) the Disinterested Directors (as defined below) of the Fund, cast in person at a Board of Directors meeting called for the purpose of voting on this Plan or such agreement.

        5. Term of Plan. This Plan shall continue in effect for a period of one
(1) year after it takes effect and for so long thereafter as such continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 4 above for the approval of this Plan.

        6. Written Reports. Any person authorized to direct the disposition of money paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Board of Directors of the Fund, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        7. Termination. This Plan may be terminated at any time with respect to any Portfolio by the vote of a majority of the Disinterested Directors or by vote of a majority of a Portfolio's outstanding Retail Class A shares.

        8. Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time with respect to Retail Class A shares of a Portfolio, without payment of any penalty, by the vote of a majority of the Disinterested Directors or by the vote of shareholders holding a majority of such Portfolio's outstanding Retail Class A shares, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

        9. Amendments. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of shareholders holding a majority of the outstanding Retail Class A shares of the applicable Portfolio, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 4 hereof for the approval of this Plan.

        10. Additional Defined Terms. As used in this Plan, (a) the term "Disinterested Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it; and (b) the terms "assignment," "interested person," and "vote of at least a majority" of the outstanding Retail Class A shares shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

        11. Nominees for Disinterested Directors. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

        12. No Obligation. This Plan shall not obligate the Fund or any other party to enter into an agreement with any particular person.

                               STRATUS FUND, INC.
                         Government Securities Portfolio
                     6811 South 27th Street, P.O. Box 82535
                          Lincoln, Nebraska 68501-2535


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 26, 2004

        The undersigned hereby appoints each of Jon Gross and Jeff Jewell, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Government Securities Portfolio of Stratus Fund, Inc. (the "Fund") to be held on February 26, 2004, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.  For the Fund, the election of directors as set forth in the Proxy Statement.

             FOR  [ ]           AGAINST [ ]           FOR ALL EXCEPT [ ]


              Jon Gross           Thomas C. Smith           R. Paul Hoff
                      Stan Schrier          Edson L. Bridges, III

IF YOU DO NOT WISH TO VOTE "FOR" A PARTICULAR NOMINEE FOR DIRECTOR, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THAT NOMINEE. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEES.


2. To approve a new investment advisory agreement with Union Investment Advisors, Inc.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

3. For the Retail Class A Series of shares of the Government Securities Portfolio, to approve a new distribution plan pursuant to Rule 12b-1.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

4. To ratify the selection of Deloitte & Touche, LLP as independent accountants.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH PROPOSAL.



                                        Please sign:

                                        Date:
                                            ------------------------------------


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)


                                        When shares are held by joint tenants,
                                        both should sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in the corporate name by president
                                        or other authorized officer. If a
                                        partnership, please sign in the
                                        partnership name by authorized person.



PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                               STRATUS FUND, INC.
                                Growth Portfolio
                     6811 South 27th Street, P.O. Box 82535
                          Lincoln, Nebraska 68501-2535


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 26, 2004

        The undersigned hereby appoints each of Jon Gross and Jeff Jewell, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Growth Portfolio of Stratus Fund, Inc. (the "Fund") to be held on February 26, 2004, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.  For the Fund, the election of directors as set forth in the Proxy Statement.

             FOR  [ ]           AGAINST [ ]           FOR ALL EXCEPT [ ]

              Jon Gross           Thomas C. Smith           R. Paul Hoff
                      Stan Schrier          Edson L. Bridges, III

IF YOU DO NOT WISH TO VOTE "FOR" A PARTICULAR NOMINEE FOR DIRECTOR, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THAT NOMINEE. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEES.


2. To approve a new investment advisory agreement with Union Investment Advisors, Inc.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

3. For the Retail Class A Series of shares of the Growth Portfolio, to approve a new distribution plan pursuant to Rule 12b-1.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

4. To ratify the selection of Deloitte & Touche, LLP as independent accountants.

                 FOR  [ ]           AGAINST [ ]           ABSTAIN [ ]

IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH PROPOSAL.



                                        Please sign:

                                        Date:
                                            ------------------------------------


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)


                                        When shares are held by joint tenants,
                                        both should sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in the corporate name by president
                                        or other authorized officer. If a
                                        partnership, please sign in the
                                        partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.